A&D Mortgage Trust 2023-NQM4 ABS-15G

Exhibit 99.5

Data Compare Summary

2023_ADMT_NQM4_Final

Run Date - 9/6/2023 12:00:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	53	772	6.87%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	18	774	2.33%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	8	111	7.21%	All variances were spelling differences in the tape vs on the note.
Coborrower Last Name	0	111	0.00%
# of Units	1	772	0.13%	Variances were due to ASF enumeration differences in the tape. This accounted for all 15 variances.
Contract Sales Price	1	735	0.14%	Mission noted that in all but two of the instances these were due to decimal points. In the two instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	25	478	5.23%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	0	774	0.00%
Borrower Total Income	33	770	4.29%	There were variances in income used by originator at origination. This accounted for all variances. In all cases Mission verified Borrower total Income reported.
Occupancy	0	774	0.00%
First Payment Date	13	772	1.68%	In all cases Mission verified dates from the Promissory note.
Primary Appraised Value for LTV	12	772	1.55%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or Desk review secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Note Date	4	742	0.54%	In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	0	774	0.00%
Original Loan Amount	2	774	0.26%
Loan Program	5	774	0.65%	In each case, these appear to be changes in Loan program during underwriting. In all cases Mission verified programs from the Loan approval an dfinal loan docs.
Original LTV	12	772	1.55%
Original P&I	11	772	1.42%	These were either ARM or P&I loans where the lender used a different start rate to calculate P&I. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Property Type	29	738	3.93%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	0	774	0.00%
Refi Purpose	16	210	7.62%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Property Street	60	772	7.77%	All variances were spelling differences in the tape vs on the note.
Property City	0	772	0.00%
Property State	0	772	0.00%
Property Zip	8	772	1.04%	All variances were spelling differences in the tape vs on the note.